                      SEMIANNUAL REPORT / JANUARY 31 2000

                        AIM LARGE CAP OPPORTUNITIES FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

               MIDMORNING, DONNINGTON, GLOUCESTER BY CHARLES NEAL

         A BEAUTIFUL PAINTING IS A PLEASING BLEND OF CAREFULLY SELECTED

         COLORS. SIMILARLY, IN CONSTRUCTING THE PORTFOLIO OF AIM LARGE

           CAP OPPORTUNITIES FUND, WE CAREFULLY SELECT THE STOCKS OF

           LARGER COMPANIES THAT WE BELIEVE HAVE EXCITING PROSPECTS.

                     -------------------------------------

AIM Large Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of large-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Opportunities Fund's performance figures are historical and they reflect changes in net asset value and the reinvestment of distributions. Had expenses not been waived in the past, returns for the fund would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.5% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Because the fund has been in existence for less than a year (since 12/30/99), total return provided is cumulative total return that has not yet been annualized.
o The fund's cumulative total return, including sales charges, for the period ended 12/31/99, the most recent calendar quarter end, was -5.48%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                        AIM LARGE CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                        During 1999 and very early this year, well-known
    [PHOTO OF       indicators of large-company stocks such as the Dow Jones
    Charles T.      Industrial Average and the S&P 500 began to seem
      Bauer,        unstoppable. Yet toward the close of the period covered by
   Chairman of      this report, both came to an abrupt halt. The Dow had
   the Board of     reached an all-time high of 11,723 in mid-January; by
     THE FUND       January 31, it had declined to 10,940. Similarly, the S&P
  APPEARS HERE]     500 reached its all-time high of 1,469 at the end of 1999;
                    one month later that index stood at 1,394.
                        However, some sectors of the stock market, particularly
                    technology, remained favorites. The tech-dominated NASDAQ
                    Composite Index continued to rise, reaching 3,940 on January 31, up 49.52% in six months and headed toward new highs after the close of the reporting period. The ascent of this sector had many worried, however, as market valuations of some tech companies soared to untested heights. While a number of observers anticipated a change in market sentiment, no one can predict when that might occur.
    We think this divergent market is a good environment for the long-short strategy pursued by your fund. The strategy, which is explained in further detail in the pages that follow, attempts to take advantage of downturns in segments of the market as well as rallies.

LOOKING AHEAD
As we look about at the close of this reporting period, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the U.S. economic expansion, which is now the longest on record; and we welcome the Federal Reserve's vigilant stance on inflation. However, we know how quickly the fortunes of the market or of a market segment can change. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund for the period ended January 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                                  WE THINK THIS

                              DIVERGENT MARKET IS A

                              GOOD ENVIRONMENT FOR

                            THE LONG-SHORT STRATEGY

                             PURSUED BY YOUR FUND.

                     -------------------------------------

                        AIM LARGE CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


NEW FUND OFF TO GOOD START DESPITE
VOLATILE MARKET ENVIRONMENT

THE FUND HAD BEEN IN EXISTENCE A LITTLE MORE THAN A MONTH WHEN THE REPORTING PERIOD ENDED. HOW DID IT PERFORM? AIM Large Cap Opportunities Fund performed well from its inception on December 30, 1999, through the end of the reporting period, posting a cumulative total return (without sales charges) of 3.70%. That was significantly better than the -4.71% total return for the S&P 500 Index for the same period.

CAN YOU DESCRIBE THE FUND'S ALTERNATIVE INVESTMENT STRATEGY?
The fund can hold both long and short positions. Long positions consist of stocks that the fund actually owns. Short positions constitute stocks that have been borrowed with the intention of selling them and buying them at an anticipated lower price.
    We believe that earnings drive stock prices. The fund endeavors to take advantage of earnings surprises and disappointments. When earnings are falling, we expect the fund to hold more short positions. When earnings are rising, we anticipate that we will have more long positions in the portfolio. As we are optimistic about the long-term prospects for large-cap stocks, we anticipate that the fund will generally have a "long" bias.
    The fund will invest primarily in the stocks of companies that we believe represent "special opportunities." These include companies that have made significant technological advances or have undergone management changes. Important economic or political developments and shifts in the competitive outlook also can create special opportunities.

HOW CAN SHORT SELLING BENEFIT THE FUND?
With short sales, we seek to take advantage of an anticipated drop in the price of an overvalued stock of a company whose earnings are decelerating. We sell the borrowed stock when we believe its price will fall, intending to buy the same stock at the anticipated lower price. The strategy offers the potential for protection in a declining market, thereby reducing risk. A mixed portfolio of long and short positions can potentially produce lower volatility than an all-long portfolio.
    We can also leverage (borrow money), typically to buy additional securities. Leveraging may magnify changes in the fund's net asset value.

WHAT ARE THE RISKS INVOLVED?
Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales involve greater risk in that they rely on the manager's ability accurately to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

DURING THE FUND'S BRIEF EXISTENCE, HOW DID THE STOCK MARKET PERFORM?
Several key stock market indexes, including the Dow, soared to record heights in January before retreating toward the end of the month. Investors were concerned that the Federal Reserve Board (the Fed) would raise interest rates to slow torrid economic growth and forestall inflation. These concerns sparked a market sell-off in the final weeks of January.

HOW WAS THE FUND POSITIONED?
As of January 31, 2000, the fund had 64 holdings. The fund's holdings were concentrated in the principal growth sectors, especially technology. Tech stocks performed extremely well in 1999. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and investors sought to capitalize on this revolution.
    Please keep in mind that our sector weightings were the result of our stock-selection process, which is based on company earnings and not macro-economic predictions. We believe that earnings drive stock prices. We are finding more companies with excellent growth prospects in the technology sector.

WHAT ARE SOME OF THE FUND'S TOP HOLDINGS?
Major stock holdings included Medtronic, Walt Disney, General Electric, Clarify and Adelphia Communications. Medtronic makes devices to regulate erratic heartbeats, tremors and other conditions; Walt Disney, the world's second-largest media company, is involved in film and TV production,

                     -------------------------------------

                            THE FUND'S HOLDINGS WERE

                         CONCENTRATED IN THE PRINCIPAL

                           GROWTH SECTORS, ESPECIALLY

                                  TECHNOLOGY.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM LARGE CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


theme parks, publishing and other activities. General Electric is a multi-faceted conglomerate that produces aircraft engines, transportation equipment, appliances, medical imaging devices and plastics in addition to electrical power. Clarify makes software that automates front-office functions such as customer service, while Adelphia Communications provides cable-television service to about five million subscribers throughout the United States.

WHAT IS YOUR OUTLOOK?
The unprecedented economic expansion of the past few years has helped push stock market indexes to record heights. Over the near term, we expect healthy economic growth to continue. While such a trend would seemingly bode well for stocks, it could contribute to volatility in the market, especially if the Fed deems that the economy is growing too rapidly. On February 2, shortly after the close of the reporting period, the central bank raised the federal funds rate to 5.75%. Although by no means certain, it appears that the Fed is poised to raise interest rates again in the months ahead to slow economic growth and forestall inflation. Uncertainty about the Fed's direction could have an unsettling effect on the stock market.
    However, we remain optimistic about the long-term prospects for large-cap stocks because corporate earnings remain solid for larger companies.

PORTFOLIO COMPOSITION

As of 1/31/00, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                      TOP 10 INDUSTRIES                              TOP SHORT POSITIONS
------------------------------------------------------------------------------------------------------------------------------------
  1. Medtronic, Inc.                  1.84%   1. Computers (Software & Services)   12.57%    1. TMP Worldwide Inc.             2.71%
  2. Walt Disney Co. (The)            1.75    2. Electronics (Semiconductors)       7.37     2. United Parcel Service-Class B  1.92
  3. General Electric Co.             1.72    3. Investment Banking/Brokerage       4.22     3. Rambus, Inc.                   1.58
  4. Merrill Lynch & Co., Inc.        1.68    4. Communications Equipment           3.91     4. Stryker Corp.                  1.42
  5. Millipore Corp.                  1.59    5. Oil & Gas (Drilling & Equipment)   3.51     5. Chemdex Corp.                  0.78
  6. Clarify, Inc.                    1.57    6. Broadcasting (Television, Radio             6. Quintiles Transnational Corp.  0.55
                                                  & Cable)  2.62
  7. Royal Dutch Petroleum Co.-               7. Computers (Networking)             2.27     7. Gap, Inc. (The)                0.36
      New York Shares-ADR             1.51
  8. Adelphia Communications Corp.    1.49    8. Telephone                          2.26     8. Cardinal Health, Inc.          0.31
  9. Goldman Sachs Group, Inc. (The)  1.47    9. Electronics (Instrumentation)      1.94
 10. Nokia Oyj-ADR (Finland)          1.47   10. Financial (Diversified)            1.89

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

                     -------------------------------------

                        ...WE REMAIN OPTIMISTIC ABOUT THE

                       LONG-TERM PROSPECTS FOR LARGE-CAP

                       STOCKS BECAUSE CORPORATE EARNINGS

                       REMAIN SOLID FOR LARGER COMPANIES

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM LARGE CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

January 31, 2000
(Unaudited)

                                                     MARKET
                                         SHARES      VALUE
COMMON STOCKS & OTHER EQUITY
  STOCKS-64.78%

ALUMINUM-0.34%

Alcoa Inc.                                   300   $   20,906
-------------------------------------------------------------

BIOTECHNOLOGY-0.51%

Amgen Inc.(a)                                500       31,844
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.62%

Adelphia Communications Corp.(a)           1,400       92,662
-------------------------------------------------------------
AMFM Inc.(a)                                 900       70,200
-------------------------------------------------------------
                                                      162,862
-------------------------------------------------------------

CHEMICALS-0.66%

Du Pont (E.I.) de Nemours & Co.              700       41,300
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.91%

Comverse Technology, Inc.(a)                 400       57,350
-------------------------------------------------------------
Motorola, Inc.                               500       68,375
-------------------------------------------------------------
Nokia Oyj-ADR (Finland)                      500       91,500
-------------------------------------------------------------
QUALCOMM Inc.(a)                             200       25,400
-------------------------------------------------------------
                                                      242,625
-------------------------------------------------------------

COMPUTERS (HARDWARE)-1.53%

Hewlett-Packard Co.                          300       32,475
-------------------------------------------------------------
Sun Microsystems, Inc.(a)                    800       62,850
-------------------------------------------------------------
                                                       95,325
-------------------------------------------------------------

COMPUTERS (NETWORKING)-2.27%

Cisco Systems, Inc.(a)                       700       76,650
-------------------------------------------------------------
VeriSign, Inc.(a)                            400       64,100
-------------------------------------------------------------
                                                      140,750
-------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.51%

EMC Corp.(a)                                 300       31,950
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.67%

America Online, Inc.(a)                    1,100       62,631
-------------------------------------------------------------
Citrix Systems, Inc.(a)                      600       82,350
-------------------------------------------------------------
Clarify, Inc.(a)                             800       97,250
-------------------------------------------------------------
Gemstar International Group Ltd.(a)          600       39,825
-------------------------------------------------------------
Inktomi Corp.(a)                             400       39,775
-------------------------------------------------------------
Intuit Inc.(a)                               400       24,125
-------------------------------------------------------------
Lycos, Inc.(a)                             1,200       88,125
-------------------------------------------------------------
Open Market, Inc.(a)                       1,300       66,950
-------------------------------------------------------------
Oracle Corp.(a)                              400       19,981
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Verio, Inc.(a)                             1,300   $   83,687
-------------------------------------------------------------
VERITAS Software Corp.(a)                    400       58,350
-------------------------------------------------------------
                                                      663,049
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.72%

General Electric Co.                         800      106,700
-------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.45%

General Motors Corp.-Class H(a)              800       90,000
-------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.94%

PE Corp-PE Biosystems Group                  400       59,900
-------------------------------------------------------------
SRS Labs, Inc.(a)                          7,000       60,812
-------------------------------------------------------------
                                                      120,712
-------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-7.37%

Altera Corp.(a)                            1,300       85,475
-------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                           600       73,762
-------------------------------------------------------------
Flextronics International Ltd.
  (Singapore)(a)                           1,000       49,687
-------------------------------------------------------------
Intel Corp.                                  900       89,044
-------------------------------------------------------------
LSI Logic Corp.(a)                           900       73,575
-------------------------------------------------------------
Texas Instruments Inc.                       800       86,300
-------------------------------------------------------------
                                                      457,843
-------------------------------------------------------------

ENTERTAINMENT-1.75%

Walt Disney Co. (The)                      3,000      108,938
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.89%

American Express Co.                         400       65,925
-------------------------------------------------------------
Citigroup Inc.                               900       51,694
-------------------------------------------------------------
                                                      117,619
-------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.42%

Bristol-Myers Squibb Co.                     400       26,400
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.71%

Schering-Plough Corp.                      1,000       44,000
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.84%

Medtronic, Inc.                            2,500      114,375
-------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.50%

American International Group, Inc.           300       31,238
-------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-4.22%

Goldman Sachs Group, Inc. (The)            1,000       91,625
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc.                  1,200   $  104,100
-------------------------------------------------------------
Morgan Stanley Dean Witter & Co.           1,000       66,250
-------------------------------------------------------------
                                                      261,975
-------------------------------------------------------------

INVESTMENT MANAGEMENT-0.26%

Southwest Securities Group, Inc.-$2.83
  Conv. Pfd.                                 500       16,313
-------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.59%

Millipore Corp.                            2,300       98,469
-------------------------------------------------------------

METALS MINING-0.94%

Phelps Dodge Corp.                         1,000       58,125
-------------------------------------------------------------

NATURAL GAS-1.09%

Enron Corp.                                1,000       67,438
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-3.51%

ENSCO International Inc.                   3,000       68,625
-------------------------------------------------------------
Schlumberger Ltd.                          1,200       73,275
-------------------------------------------------------------
Transocean Sedco Forex Inc.                2,400       76,350
-------------------------------------------------------------
                                                      218,250
-------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.23%

Kerr-McGee Corp.-$1.83 Conv. Pfd.            400       14,300
-------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.51%

Royal Dutch Petroleum Co.-New York
  Shares-ADR (Netherlands)                 1,700       93,606
-------------------------------------------------------------

RAILROADS-1.45%

Kansas City Southern Industries, Inc.      1,300       89,944
-------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.27%

Home Depot, Inc. (The)                       300       16,988
-------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.71%

Wal-Mart Stores, Inc.                        800       43,800
-------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.76%

Interpublic Group of Companies, Inc.       1,100       50,600
-------------------------------------------------------------
Lamar Advertising Co.(a)                   1,000       58,625
-------------------------------------------------------------
                                                      109,225
-------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.04%

Brocade Communications Systems,
  Inc.(a)                                    400       64,800
-------------------------------------------------------------

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-1.33%

Level 3 Communications, Inc.(a)              700       82,556
-------------------------------------------------------------

TELEPHONE-2.26%

NTL Inc.(a)                                  500       62,906
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
TELEPHONE-(CONTINUED)

RCN Corp.(a)                               1,300   $   77,269
-------------------------------------------------------------
                                                      140,175
-------------------------------------------------------------
    Total Common Stocks & Other Equity
      Interests (Cost $3,966,385)                   4,024,400
-------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT
CORPORATE CONVERTIBLE BONDS-1.59%
COMPUTERS (SOFTWARE & SERVICES)-1.59%

Rational Software Corp., Conv. Bonds,
  5.00%, 02/01/07 (Acquired
  01/27/00-01/28/00; Cost $100,312)(b)  $100,000        98,500
--------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-2.89%

CALLS-0.47%

AMEX Pharmaceutical
  Index (Health
  Care-Drugs- Major
  Pharmaceutical)            3      $  360      Feb-00          4,125
---------------------------------------------------------------------
Lycos, Inc.
  (Computers-
  Software &
  Services)                  6          90      Apr-00          3,900
---------------------------------------------------------------------
Microsoft Corp.
  (Computers-Software
  & Services)               30         110      Apr-00         13,688
---------------------------------------------------------------------
Morgan Stanley
  Cyclical Index
  (Investments)              5         590      Mar-00          1,156
---------------------------------------------------------------------
Network Associates,
  Inc.
  (Computers-Software
  & Services)               23          30      Feb-00          1,581
---------------------------------------------------------------------
OSX Index (Oil & Gas-
  Services)                 15          95      Mar-00          4,688
---------------------------------------------------------------------
                                                               29,138
---------------------------------------------------------------------

PUTS-2.42%

DOT Index                    1       1,100      Feb-00          8,750
                             1       1,050      Mar-00          9,437
---------------------------------------------------------------------
Enron Corp. (Natural
  Gas)                       7          60      Mar-00          1,969
---------------------------------------------------------------------
Nasdaq 100 Index             1       3,600      Mar-00         24,325
---------------------------------------------------------------------
S&P 500 Index                6       1,375      Feb-00         12,375
                             6       1,400      Feb-00         17,700
                             6       1,375      Mar-00         20,025
                             5       1,400      Mar-00         21,031
                             5       1,450      Mar-00         34,750
---------------------------------------------------------------------
                                                              150,362
---------------------------------------------------------------------
    Total Options Purchased
      (Cost $191,275)                                         179,500
---------------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
MONEY MARKET FUNDS-18.80%

STIC Liquid Assets Portfolio(c)          584,068   $  584,068
-------------------------------------------------------------
STIC Prime Portfolio(c)                  584,068      584,068
-------------------------------------------------------------
  Total Money Market Funds (Cost
    $1,168,136)                                     1,168,136
-------------------------------------------------------------
TOTAL INVESTMENTS-88.06% (Cost
  $5,426,108)                                       5,470,536
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-11.94%                  741,864
-------------------------------------------------------------
NET ASSETS-100.00%                                 $6,212,400
=============================================================

                                           SHARES
                                            SOLD     MARKET
                                           SHORT     VALUE
SECURITIES SOLD SHORT(d)

Cardinal Health, Inc.                        400    $ 19,125
------------------------------------------------------------
Chemdex Corp.                                500      48,750
------------------------------------------------------------
Gap, Inc. (The)                              500      22,344
------------------------------------------------------------
Quintiles Transnational Corp.              1,300      34,369
------------------------------------------------------------
Rambus, Inc.                               1,300      97,987
------------------------------------------------------------
Stryker Corp.                              1,400      88,200
------------------------------------------------------------
TMP Worldwide Inc.                         1,200     168,150
------------------------------------------------------------
United Parcel Service-Class B              2,000     119,000
------------------------------------------------------------
                                                    $597,925
============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

Notes to Financial Statements:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security represented 1.59% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.
(d) Collateral on short sales was segregated by the Fund in the amount of $638,412 which represents 106.77% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $5,426,108)                                  $5,470,536
---------------------------------------------------------
Cash                                                3,155
---------------------------------------------------------
Receivables for:
  Investments sold                                241,971
---------------------------------------------------------
  Investments sold short                          644,347
---------------------------------------------------------
  Fund shares sold                                779,945
---------------------------------------------------------
  Amount due from advisor                          17,038
---------------------------------------------------------
  Dividends and interest                            3,925
---------------------------------------------------------
Other assets                                       36,676
---------------------------------------------------------
    Total assets                                7,197,593
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           349,014
---------------------------------------------------------
  Fund shares reacquired                           15,555
---------------------------------------------------------
  Short positions covered                          12,221
---------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $644,347)            597,925
---------------------------------------------------------
Accrued administrative services fees                4,235
---------------------------------------------------------
Accrued distribution fees                           1,161
---------------------------------------------------------
Accrued trustees' fees                                500
---------------------------------------------------------
Accrued transfer agent fees                           315
---------------------------------------------------------
Accrued operating expenses                          4,267
---------------------------------------------------------
    Total liabilities                             985,193
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $6,212,400
=========================================================

NET ASSETS:

Class A                                        $6,212,400
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           599,290
=========================================================
Class A:
  Net asset value and redemption price per
    share                                      $    10.37
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.37
    divided by 94.50%)                         $    10.97
=========================================================

STATEMENT OF OPERATIONS

For the period December 30, 1999 (date operations commenced) through January 31, 2000
(Unaudited)

INVESTMENT INCOME:

Interest                                       $    2,778
---------------------------------------------------------
Dividend                                            3,903
---------------------------------------------------------
    Total investment income                         6,681
---------------------------------------------------------

EXPENSES:

Advisory fees                                       5,104
---------------------------------------------------------
Administrative services fees                        4,508
---------------------------------------------------------
Legal fees                                          5,685
---------------------------------------------------------
Audit fees                                          1,250
---------------------------------------------------------
Custodian fees                                      1,277
---------------------------------------------------------
Transfer agent fees                                   430
---------------------------------------------------------
Trustees' fees                                        500
---------------------------------------------------------
Distribution fees                                   1,191
---------------------------------------------------------
Registration and filing fees                        3,394
---------------------------------------------------------
Printing fees                                       6,665
---------------------------------------------------------
Other                                                 165
---------------------------------------------------------
    Total expenses                                 30,169
---------------------------------------------------------
Less: Fees waived and reimbursed by advisor       (22,142)
---------------------------------------------------------
    Net expenses                                    8,027
---------------------------------------------------------
Net investment income (loss)                       (1,346)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            73,463
---------------------------------------------------------
  Securities sold short                            (9,065)
---------------------------------------------------------
                                                   64,398
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            56,203
---------------------------------------------------------
  Securities sold short                            46,422
---------------------------------------------------------
  Option contracts purchased                      (11,775)
---------------------------------------------------------
                                                   90,850
---------------------------------------------------------
Net gain from investment securities,
  securities sold short and option contracts      155,248
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $  153,902
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period December 30, 1999 (date operations commenced) through January 31, 2000
(Unaudited)

OPERATIONS:

  Net investment income (loss)                                $   (1,346)
------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short and option contracts                               64,398
------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short and option contracts        90,850
------------------------------------------------------------------------
    Net increase in net assets resulting from operations         153,902
------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      6,058,498
------------------------------------------------------------------------
    Net increase in net assets                                 6,212,400
------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                 --
------------------------------------------------------------------------
  End of period                                               $6,212,400
========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $6,058,498
------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (1,346)
------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short and option contracts        64,398
------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short and option contracts                    90,850
------------------------------------------------------------------------
                                                              $6,212,400
========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2000
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on December 30, 1999. The Fund consist of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares will be sold with a contingent deferred sales charge. Class A shares commenced sales on December 30, 1999. Class B and Class C shares are not currently offered. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, quality, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount segregated as collateral deposits will not at any time exceed 25% of the Fund's net assets. Dividend expense on short sales is recorded on ex-dividend date.

F. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
       The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.

G. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.

H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500--Registered Trademark-- Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500--Registered Trademark-- Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. During the period December 30, 1999 (date operations commenced) through January 31, 2000, AIM waived fees of $5,104 and reimbursed expenses of $17,038.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 30, 1999 (date operations commenced) through January 31, 2000, AIM was paid $4,508 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the period December 30, 1999 (date operations commenced) through January 31, 2000, AFS was paid $230 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period December 30, 1999 (date operations commenced) through January 31, 2000, the Class A shares paid AIM Distributors $1,191 as compensation under the Plans.
  AIM Distributors received commissions of $6,765, from sales of the Class A shares of the Fund during the period December 30, 1999 (date operations commenced) through January 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  During the period December 30, 1999 (date operations commenced) through January 31, 2000, the Fund did not borrow under the line of credit.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 30, 1999 (date operations commenced) through January 31, 2000 was $5,135,387 and $1,130,300, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities and securities sold short, for tax purposes, as of January 31, 2000 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                        $ 226,399
--------------------------------------------------------
  Securities sold short                           50,492
--------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                         (181,971)
--------------------------------------------------------
  Securities sold short                           (4,070)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $  90,850
========================================================

Cost of investments and securities sold short is the same for tax and financial reporting purposes.

NOTE 6-SHARE INFORMATION

Changes in Class A shares outstanding during the period December 30, 1999 (date operations commenced) through January 31, 2000:

                                         JANUARY 31, 2000
                                       --------------------
                                       SHARES      AMOUNT
                                       -------   ----------
Sold                                   600,815   $6,074,303
-----------------------------------------------------------
Reacquired                              (1,525)     (15,805)
-----------------------------------------------------------
                                       599,290   $6,058,498
===========================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the period December 30, 1999 (date operations commenced) through January 31, 2000.

Net asset value, beginning of period                          $  10.00
------------------------------------------------------------  --------
Income from investment operations:
  Net investment income (loss)                                      --
------------------------------------------------------------  --------
  Net gains on securities (both realized and unrealized)          0.37
------------------------------------------------------------  --------
    Total from investment operations                              0.37
------------------------------------------------------------  --------
Net asset value, end of period                                $  10.37
============================================================  ========
Total return(a)                                                   3.70%
============================================================  ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  6,212
============================================================  ========
Ratio of expenses to average net assets:
  Including waivers and reimbursements                            2.36%(b)
------------------------------------------------------------  --------
  Excluding waivers and reimbursements                           11.87%(b)
============================================================  ========
Ratio of net investment income (loss) to average net assets      (0.40)%(b)
============================================================  ========
Portfolio turnover rate                                             40%
============================================================  ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $3,773,752.

BOARD OF TRUSTEES                                      OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                       Charles T. Bauer                          11 Greenway Plaza
Chairman                                               Chairman                                  Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                       Robert H. Graham
Bruce L. Crockett                                      President                                 INVESTMENT ADVISOR
Director                                                                                         A I M Advisors, Inc.
ACE Limited;                                           Carol F. Relihan                          11 Greenway Plaza
Formerly Director, President, and                      Senior Vice President and Secretary       Suite 100
Chief Executive Officer                                                                          Houston, TX 77046
COMSAT Corporation                                     Gary T. Crum
                                                       Senior Vice President                     TRANSFER AGENT
Owen Daly II                                                                                     A I M Fund Services, Inc.
Director                                               Edgar M. Larsen                           P.O. Box 4739
Cortland Trust Inc.                                    Senior Vice President                     Houston, TX 77210-4739

Edward K. Dunn Jr.                                     Dana R. Sutton                            CUSTODIAN
Chairman, Mercantile Mortgage Corp.;                   Vice President and Treasurer              State Street Bank and Trust Company
Formerly Vice Chairman and President,                                                            225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and               Melville B. Cox                           Boston, MA 02110
President, Mercantile Bankshares                       Vice President
                                                                                                 COUNSEL TO THE FUND
Jack Fields                                            Mary J. Benson                            Ballard Spahr
Chief Executive Officer                                Assistant Vice President and              Andrews & Ingersoll, LLP
Texana Global, Inc.;                                   Assistant Treasurer                       1735 Market Street
Formerly Member                                                                                  Philadelphia, PA 19103
of the U.S. House of Representatives                   Sheri Morris
                                                       Assistant Vice President and              COUNSEL TO THE TRUSTEES
Carl Frischling                                        Assistant Treasurer                       Kramer Levin Naftalis & Frankel LLP
Partner                                                                                          919 Third Avenue
Kramer, Levin, Naftalis & Frankel LLP                  Renee A. Friedli                          New York, NY 10022
                                                       Assistant Secretary
Robert H. Graham                                                                                 DISTRIBUTOR
President and Chief Executive Officer                  P. Michelle Grace                         A I M Distributors, Inc.
A I M Management Group Inc.                            Assistant Secretary                       11 Greenway Plaza
                                                                                                 Suite 100
Prema Mathai-Davis                                     Jeffrey H. Kupor                          Houston, TX 77046
Chief Executive Officer, YWCA of the U.S.A.;           Assistant Secretary
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,       Nancy L. Martin
Metropolitan Transportation Authority of               Assistant Secretary
New York State
                                                       Ofelia M. Mayo
Lewis F. Pennock                                       Assistant Secretary
Attorney
                                                       Lisa A. Moss
Louis S. Sklar                                         Assistant Secretary
Executive Vice President
Hines Interests                                        Kathleen J. Pflueger
Limited Partnership                                    Assistant Secretary

                                                       Samuel D. Sirko
                                                       Assistant Secretary

                                                       Stephen I. Winer
                                                       Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                  since 1976 and managed approximately
AIM Capital Development Fund             AIM Developing Markets Fund            $160 billion in assets for more than 6.6 million
AIM Constellation Fund(1)                AIM Euroland Growth Fund(4)            shareholders, including individual investors,
AIM Dent Demographic Trends Fund         AIM European Development Fund          corporate clients and financial institutions,
AIM Large Cap Growth Fund                AIM International Equity Fund          as of December 31, 1999.
AIM Mid Cap Equity Fund                  AIM Japan Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                  AIM Latin American Growth Fund         is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund           AIM New Pacific Growth Fund            eighth-largest mutual fund complex in the United
AIM Select Growth Fund                                                          States in assets under management, according to
AIM Small Cap Growth Fund(2)             GLOBAL GROWTH FUNDS                    Strategic Insight, an independent mutual
AIM Small Cap Opportunities Fund(3)      AIM Global Aggressive Growth Fund      fund monitor.
AIM Value Fund                           AIM Global Growth Fund
AIM Weingarten Fund
                                         GLOBAL GROWTH & INCOME FUNDS
GROWTH & INCOME FUNDS                    AIM Global Growth & Income Fund
AIM Advisor Flex Fund                    AIM Global Utilities Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL INCOME FUNDS
AIM Balanced Fund                        AIM Emerging Markets Debt Fund
AIM Basic Value Fund                     AIM Global Government Income Fund
AIM Charter Fund                         AIM Global Income Fund
                                         AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                   THEME FUNDS
AIM High Yield Fund                      AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                   AIM Global Financial Services Fund
AIM Income Fund                          AIM Global Health Care Fund
AIM Intermediate Government Fund         AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund       AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund(5)
TAX-FREE INCOME FUNDS                    AIM Global Trends Fund(6)
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

A I M Distributors, Inc.                                  INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LCO-SAR-1